Aston Funds

ASTON/Value Partners Asia Dividend Fund

Prospectus

December 15, 2015, as supplemented on March 2, 2016

A diversified, actively managed fund family with a process-driven approach to investing.

Ticker Symbols

	Class N	Class I

ASTON/Value Partners Asia Dividend Fund	AVADX	AAVPX

Not FDIC Insured. No Bank Guarantee. May Lose Value.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund’s shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

ASTON/Value Partners Asia Dividend Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation and current income.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Class N Shares	Class I Shares
Redemption Fee (on shares held less than 90 days, as a percentage of amount redeemed)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(a)	2.58%	2.58%
Acquired Fund Fees and Expenses(a)	0.01%	0.01%
Total Annual Fund Operating Expenses	3.74%	3.49%
Fee Waiver and/or Expense Reimbursement(b)	(2.33)%	(2.33)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	1.41%	1.16%
(a)	The average expense ratios of other expenses and acquired fund fees and expenses in the table are estimates for the current fiscal year.
(b)	The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2017, to the extent that operating expenses exceed 1.40% of the Fund’s average daily net assets with respect to Class N shares and 1.15% of the Fund’s average daily net assets with respect to Class I shares (the “Operating Expense Limit”). Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses for a class, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same and expenses were capped for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years
Class N Shares	$ 144	$ 928
Class I Shares	118	854

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not available.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets directly or indirectly in companies that are domiciled in the Asian region, or are domiciled outside of the Asian region but, as determined by the subadviser, either derive a majority of their income from or have a majority of their operations located in the Asian region. For purposes of this investment policy,

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countries in the Asian region include, among others, Japan, Hong Kong, Singapore, Australia and New Zealand, as well as emerging and frontier markets located in Asia, such as The People’s Republic of China (“PRC”), Bangladesh, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan and Thailand. Indirect investments include derivatives, participatory notes, collective investment schemes, such as unit trusts or investment companies, and similar investments that provide indirect exposure to securities of companies domiciled in, deriving a majority of their income from or having a majority of their operations located in the Asian region. The Fund intends to invest primarily in a portfolio of equity securities of companies that distribute dividends. Although the Fund seeks exposure to a number of countries within the Asian region, it may have significant exposure to one or a limited number of countries, particularly the PRC. There are no fixed geographic or sector weightings in the allocation of assets and the subadviser does not intend to follow benchmark indices in determining geographic or sector weightings for the Fund. The Fund may invest in companies of any market capitalization, including small-cap and mid-cap companies.

The subadviser will use value investing strategies and a bottom-up research approach to select high income investments consistent with the Fund’s investment objective. The subadviser will aim to follow a buy-and-hold strategy, which should result in lower portfolio turnover. The subadviser may also, from time to time, place a substantial portion of the portfolio in cash equivalents or short-term investments for temporary defensive purposes.

The Fund may have direct exposure to certain eligible China A Shares via the Shanghai-Hong Kong Stock Connect. The Fund may also seek indirect exposure to China A Shares in the PRC, which are typically not available for direct investment by non-PRC investors, through China A Shares Access Products, such as participatory notes, and/or through collective investment schemes directly investing in China A Shares through qualified foreign institutional investors or Renminbi qualified foreign institutional investors. Additionally, the Fund intends to invest directly in China B Shares, which are domestic shares in PRC-incorporated companies listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange and eligible for direct investment by non-PRC investors.

The Fund may invest in corporate debt and other fixed-income securities, and intends to focus on relatively higher yielding corporate debt and other fixed income securities. While fixed-income securities are typically not expected to exceed 20% of the Fund’s assets, the Fund may invest up to 30% of its assets in fixed-income securities. Additionally, the Fund may invest in below investment grade securities (commonly known as “junk bonds”), commodities, futures contracts, options, depository receipts, warrants, convertible bonds, contingent convertible securities, units in any unit trust, real estate investment trusts (“REITs”), preferred stocks or other investment companies. For the purposes of hedging market and currency risks, the Fund may take short positions in individual securities and index futures or invest in index swaps, currency swaps and currency forwards.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Below Investment Grade (High Yield) Securities Risk. Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in relatively poor financial health, and their ability to pay interest and principal is uncertain. Negative economic developments, or expectations of negative economic developments, may have a more significant impact on the prices of securities rated below investment grade than on the prices of higher rated or investment grade bonds and other fixed income securities. These securities are considered speculative and are commonly known as “junk bonds.” Securities of distressed companies present a heightened risk of default, or may be in default at the time of the purchase, as well as heightened liquidity risk. The Fund may incur costs in protecting its investment in the event of bankruptcy or other restructuring event.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. The increased likelihood of a call may reduce the security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue on a timely basis or at all, which could result in losses to the Fund. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When the Fund uses derivative instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument.

Commodity Risk. Investments in commodity futures and options and commodity-linked derivative instruments may subject the Fund to significantly greater volatility than investments in traditional securities such as stocks and bonds. The commodities markets may be affected by, among other things, changes in overall market movements, domestic and foreign political and

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economic events, changes in interest and inflation rates, wars and acts of terrorism or factors affecting a particular industry or commodity, such as droughts, floods, weather, livestock disease, embargoes and tariffs. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing and consuming regions.

Contingent Convertible Securities Risk. Contingent convertible securities (“CoCos”) are hybrid bonds typically issued by banks. When the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside the Fund’s control. Any such action could have an adverse effect on the Fund’s returns, and the Fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is imperfectly correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities and the risk that the Fund will be unable to sell or otherwise close out the derivative. Derivative transactions could also expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to the risk that the counterparty to the derivative may be unwilling or unable to meet its obligations on the investment. The use of certain derivatives may expose the Fund to the underlying market or other reference asset in an amount exceeding the cash investment of the Fund.

Emerging Market Securities Risk. In addition to general foreign securities risks described below, investing in emerging market countries is subject to a number of risks, including:

•	Economic structures that are less diverse and mature than those of developed countries
•	Less stable political systems and less developed legal systems
•	National policies that may restrict foreign investment
•	Wide fluctuations in the value of investments, possibly as a result of significant currency exchange rate fluctuations
•	Smaller securities markets making investments less liquid
•	Special custody arrangements

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. These risks are heightened for issuers located in emerging markets. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Frontier Market Securities Risk. Investing in frontier market countries involves all the risks described above for investments in foreign securities and emerging market countries, although these risks are magnified for investments in frontier market countries. Frontier market countries generally are among the smallest, least mature economies and have the least developed capital markets within emerging markets. Accordingly, investments in frontier markets are generally subject to a greater risk of loss than investments in developed markets or traditional emerging markets. The magnified risks of investing in frontier market

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countries result from: the potential for extreme price volatility and illiquidity in frontier market securities; government ownership or control of companies; trade barriers, exchange controls, limitations on foreign investment, managed currency values and other protectionist measures; relatively new and unsettled securities laws; and the potential for extreme political and economic instability.

Geographic Concentration Risk. Because the Fund may invest a substantial amount of its assets in securities of issuers located in a single country (particularly the PRC) or geographic region, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund, and may result in increased volatility and greater losses.

High Cash Balance Risk. When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.

Interest Rate Risk. Fluctuations in prevailing interest rates directly affect the market prices of bonds. When market interest rates rise, bond prices fall. The longer the time to maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (e.g., 30-year maturity) will have greater price sensitivity than a short-term bond (e.g., 2-year maturity). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. The values of securities with variable interest rates are generally less sensitive to interest rate changes than those of fixed rate securities. However, variable rate securities may decrease in value if prevailing rates decrease or if variable rates do not rise as much as rates in general. The reduction or withdrawal of accommodative monetary policy and/or governmental intervention in securities markets may result in higher short-term or long-term interest rates in the future, which would have a negative impact on the prices of fixed income securities and, in turn, the Fund’s net asset value.

Investment Company Risk. The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

New Fund Risk. The Fund is newly formed and does not have an operating history. If the Fund does not grow to a viable size due to market factors, performance or the inability to attract assets, the Fund may be liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders.

Participatory Notes Risk. An investment in participatory notes is subject to market risk, which is the risk that the market value of the underlying securities could decline as a result of business, economic, political or other factors, resulting in a decline in the value of the notes. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non-U.S. bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.

PRC Investment Risk. The PRC government exercises significant control over the domestic economy of the PRC through its industrial policies (e.g., policies to support certain industries and affect the allocation of productive resources), monetary policy, exchange rate management and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely affect specific companies and entire industries in the PRC. The domestic economy of the PRC, particularly its export-oriented industries, may be harmed by trade or political disputes with the PRC’s major trading partners, including the United States.

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In addition, the PRC government has frequently and significantly intervened in domestic securities markets, in particular the markets for China A Shares, and may do so in the future. These interventions may be introduced suddenly and in response to market conditions. Measures have included price supports, bans on short selling and limits and bans on selling securities in general. These measures may not have the desired effect and may have a negative impact on the Fund’s PRC investments. As a result of these measures, from time to time, the Fund may not be able to sell securities of PRC companies at the desired time or price, and quoted prices for securities of PRC companies may not reflect actual market prices.

Finally, the Fund’s ability to make direct investments in securities of PRC companies is subject to changes in applicable PRC laws and regulations. The PRC legal system is still developing, and its laws and regulations, including those allowing qualified foreign institutional investors to invest in China A Shares, may change with little or no advance notice. Any such change could adversely affect market conditions and the Fund’s PRC investments. The qualified foreign institutional investor rules provide the China Securities Regulatory Commission and the State Administration of Foreign Exchange of China wide discretion to interpret them, leaving a considerable amount of uncertainty.

PRC Tax Risk. At present, there are no specific PRC tax regulations addressing the withholding tax treatment on capital gains (currently equal to 10% of any gain) derived from China B Shares. In the absence of such rules, the general tax law provisions apply. There is no assurance that tax incentives currently offered to foreign companies, if any, will not be abolished and the existing PRC tax laws and regulations will not be revised or amended. Any of these changes may reduce the income from, and/or value of, the shares of the Fund. For accounting purposes, the Fund does not currently propose to accrue for the 10% withholding tax referred to above but this position may be subject to change.

PRC A Shares Liquidity Risk. China A Shares are available for direct investment by non-PRC investors under only limited circumstances and subject to certain restrictions, and compared with other international stock markets there is a low level of liquidity in the markets for China A Shares in the PRC. These features of the markets for China A Shares could lead to severe price volatility in the Fund’s indirect investments in such securities.

REIT Risk. Securities of REITs may be affected by changes in the values of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Short Sales Risk. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the Fund must pay to the lender of the security. Because a loss incurred on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, the Fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the Fund would have to close out its short position at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” may occur. A short squeeze drives up the price of the security sold short and makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss on, the short sale. The Fund’s use of short sales may have a leveraging effect on the Fund’s portfolio.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Unit Trust Risk. An investment in units of a unit trust is subject to market risk, which is the risk that the market value of the trust’s investments could decline as a result of business, economic, political or other factors, resulting in a decline in the trust’s net asset value. An investment in units of a unit trust is subject to general foreign securities risks, including currency risk, and may be less liquid than an investment in a U.S. mutual fund.

Value Style Risk. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

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FUND PERFORMANCE

The Fund is newly organized and does not have a full calendar year of operations. Performance information will be included in the Fund’s next annual or semi-annual shareholder report.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Value Partners Hong Kong Limited (“VPHK”) serves as the subadviser to the Fund.

Mr. Norman Ho, a Senior Investment Director of VPHK, where he is a key leader in the firm’s investment process and has a high degree of responsibility for portfolio management, serves as a Portfolio Manager of the Fund.

Mr. Philip Li, a Senior Fund Manager of VPHK, where he is responsible for the firm’s investment process and portfolio management, as well as the investment team’s operations and communications, serves as a Portfolio Manager of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$ 2,000	$50
Individual Retirement Accounts (IRAs)	$ 1,000	$50
Education Savings Accounts (ESAs)	$ 1,000	$50
Custodial Accounts for Minors (UGMA/UTMA)	$ 1,000	$50
Class I—Institutional Accounts	$ 100,000	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information Regarding Investment Strategies

The Fund’s non-fundamental investment policies may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a non-fundamental policy of investing at least 80% of its assets in the type of investments suggested by its name in accordance with Rule 35d-1 under the 1940 Act. Pursuant to such rule, shareholders will receive at least 60 days’ notice of a change in such policy. For purposes of such policy, the term “assets” means “net assets plus the amount of borrowings for investment purposes.”

The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s subadviser, the subadviser’s loss of confidence in the company’s management, the subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.

In addition to the principal investment strategies described in the Fund’s Summary, there may be times when the Fund uses secondary investment strategies in seeking to achieve its investment objective. Information regarding such secondary strategies, as well as additional information regarding certain principal strategies (as designated by an asterisk), is shown below.

Below Investment Grade (High Yield) Securities

Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Securities rated Ba1/BB+ or lower by national ratings agencies are referred to as below investment grade (high yield) securities. Issuers of securities that are rated below investment grade, or if unrated judged by the adviser or a subadviser to be of equivalent quality, are typically in relatively poor financial health, and their ability to pay interest and principal is uncertain. Negative economic developments, or expectations of negative economic developments, may have a more significant impact on the prices of securities rated below investment grade than on the prices of higher rated or investment grade bonds and other fixed income securities. These securities are considered speculative and are commonly known as “junk bonds.” Securities of distressed companies present a heightened risk of default, or may be in default at the time of the purchase, as well as heightened liquidity risk. The Fund may incur costs in protecting its investment in the event of bankruptcy or other restructuring event.

Commercial Paper

Commercial paper is a short-term fixed income security issued by a bank, corporation or other borrower. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(2) paper is generally sold to an institutional investor, such as the Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) commercial paper must similarly be in an exempt transaction.

Commodities

Commodities include industrial and precious metals; oil, gas and other fuels; livestock; raw and processed agricultural and meat products; foreign currencies; securities indices; and certain other items. The Fund seeks exposure to the commodities markets by investing in commodity futures and options and commodity-linked derivative instruments, which allow the Fund to gain exposure to the returns of commodities without directly investing in physical commodities. Investments in commodities futures and options and commodity-linked derivative instruments may subject the Fund to significantly greater volatility than investments in traditional securities such as stocks and bonds. The commodities markets may be affected by, among other things, changes in overall market movements, domestic and foreign political and economic events, changes in interest and inflation rates, wars and acts of terrorism or factors affecting a particular industry or commodity, such as droughts, floods, weather, livestock disease, embargoes and tariffs. The prices of commodities can also fluctuate widely due to a variety of factors affecting supply and demand disruptions in major producing and consuming regions.

Contingent Convertible Securities

Contingent convertible securities (“CoCos”) are hybrid bonds typically issued by banks. When the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside the Fund’s control. Any such action could have an adverse effect on the Fund’s returns, and the Fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

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Convertible Securities

Convertible securities are equity or fixed income securities that pay dividends or interest, respectively, and that may be exchanged on certain terms into common stock of the issuer. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments, as well as the risk that the holder of the security may not take advantage of the convertible features in the appropriate time frame.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans made to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Defensive Strategy

There may be times when the Fund takes temporary positions that may not follow its principal investment strategies for defensive reasons or when the Fund may hold relatively high positions of short-term investment as a residual of the investment process. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although the Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswing and impair the ability of the Fund to achieve its investment objective.

Depositary Receipts of Foreign Securities

Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and are U.S. dollar-denominated, European Depositary Receipts (“EDRs”), which are traded on European exchanges and may not be denominated in the same currency as the security they represent, and Global Depositary Receipts (“GDRs”), which are issued globally and evidence a similar ownership arrangement.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, the Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Derivatives

The Fund may invest in derivatives primarily for hedging purposes, to maintain liquidity, enhance returns or in anticipation of changes in portfolio composition or to seek capital appreciation, as set forth in the investment strategies of the Fund. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

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Risks associated with derivatives may include the risk that the derivative is imperfectly correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities and the risk that the Fund will be unable to sell or otherwise close out the derivative. Derivative transactions could also expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of over-the-counter derivatives subjects the Fund to the risk that the counterparty to the derivative may be unwilling or unable to meet its obligations on the investment. The use of certain derivatives may expose the Fund to the underlying market or other reference asset in an amount exceeding the cash investment of the Fund.

Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. However, the use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.. The Fund may realize a loss if interest rates, security prices, security indices or foreign currencies move in the opposite direction than the subadviser anticipates.

Derivatives will only be used when consistent with the objectives and strategy of the Fund. The subadviser will ensure that the effective market exposure resulting from the use of derivatives will not exceed the total amount available for investment within the Fund (i.e., the use of derivatives will not result in the Fund being leveraged). All derivative positions will be covered by the Fund’s existing assets.

Emerging Market Securities*

Emerging market securities are securities issued by corporations, governments and other issuers located in emerging markets, which are countries whose economies and securities markets are considered by the World Bank to be emerging or developing. Emerging market countries may be located in such regions as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

In addition to general foreign securities risks described below, investing in emerging market countries is subject to a number of risks, including:

•	Economic structures that are less diverse and mature than those of developed countries
•	Less stable political systems and less developed legal systems
•	National policies that may restrict foreign investment
•	Wide fluctuations in the value of investments, possibly as a result of significant currency exchange rate fluctuations
•	Smaller securities markets making investments less liquid
•	Special custody arrangements

Equity Securities*

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities because their values may increase with the value of the issuer’s business. Types of equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants and rights, and other securities that represent underlying local shares, such as depositary receipts.

Fixed Income Securities*

Fixed income securities represent a loan to the issuer, to be repaid at, or under certain circumstances prior to, the specified maturity date, and obligate the issuer to pay interest at a specified rate during the term of the security. The rate may be a fixed percentage of the principal or adjusted periodically. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

An investment in fixed income securities is subject to the following risks:

•	Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. The increased likelihood of a call may reduce the security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

•

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue on a timely basis or at all, which could result in losses to the Fund. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When the Fund uses derivative

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instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument.

•	Interest Rate Risk. Fluctuations in prevailing interest rates directly affect the market prices of bonds. When market interest rates rise, bond prices fall. The longer the time to maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (e.g., 30-year maturity) will have greater price sensitivity than a short-term bond (e.g., 2-year maturity). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. The values of securities with variable interest rates are generally less sensitive to interest rate changes than those of fixed rate securities. However, variable rate securities may decrease in value if prevailing rates decrease or if variable rates do not rise as much as rates in general. The reduction or withdrawal of accommodative monetary policy and/or governmental intervention in securities markets may result in higher short-term or long-term interest rates in the future, which would have a negative impact on the prices of fixed income securities and, in turn, the Fund’s net asset value.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer redeems or calls the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. A fund may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities are intended to provide a stable flow of income for the Fund.

Foreign Securities*

Foreign securities are securities issued by corporations, governments and other issuers located outside the United States.

Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. These risks are heightened for issuers located in emerging markets. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Frontier Market Securities*

Frontier market securities are securities issued by corporations, governments and other issuers located in frontier markets, which are a subset of those countries whose economies and securities markets are considered by the World Bank to be emerging or developing. These countries have the smallest, least mature economies and least developed capital markets of the emerging markets.

Investing in frontier market securities involves all the risks described above for investments in foreign securities and emerging market securities, although these risks are magnified for investments in frontier market securities. Because frontier market countries generally are among the smallest, least mature economies and have the least developed capital markets within emerging markets, investments in frontier markets are generally subject to a greater risk of loss than investments in developed markets or traditional emerging markets. The magnified risks of investing in frontier market countries result from: the potential for extreme price volatility and illiquidity in frontier market securities; government ownership or control of companies; trade barriers, exchange controls, limitations on foreign investment, managed currency values and other protectionist measures; relatively new and unsettled securities laws; and the potential for extreme political and economic instability.

Other Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. An ETF is an investment company, shares of which are traded on a securities exchange. Shares of an ETF may also be purchased and redeemed directly from the ETF under certain circumstances. Typically, an ETF seeks to track the performance of an index

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by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index; however, some ETFs are actively managed. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. Shares of a closed-end fund may not be purchased or redeemed directly from the Fund.

The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Participatory Notes*

Participatory notes are an equity-linked derivative instrument that constitute general, unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S. brokerage firms purchase securities listed on non-U.S. exchanges and then issue participatory notes, which are intended to replicate the performance of the underlying securities. Participatory notes may serve as a China A Shares Access Product that provide the Fund with a means to invest indirectly in Class A shares.

An investment in participatory notes is subject to market risk, which is the risk that the market value of the underlying securities could decline as a result of business, economic, political or other factors, resulting in a decline in the value of the notes. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non-U.S. bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.

PRC Investments*

The PRC government exercises significant control over the domestic economy of the PRC through its industrial policies (e.g., policies to support certain industries and affect the allocation of productive resources), monetary policy, exchange rate management and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely affect specific companies and entire industries in the PRC. The domestic economy of the PRC, particularly its export-oriented industries, may be harmed by trade or political disputes with the PRC’s major trading partners, including the United States.

In addition, the PRC government has frequently and significantly intervened in domestic securities markets, in particular the markets for China A Shares, and may do so in the future. These interventions may be introduced suddenly and in response to market conditions. Measures have included price supports, bans on short selling and limits and bans on selling securities in general. These measures may not have the desired effect and may have a negative impact on the Fund’s PRC investments. As a result of these measures, from time to time, the Fund may not be able to sell securities of PRC companies at the desired time or price, and quoted prices for securities of PRC companies may not reflect actual market prices.

Finally, the Fund’s ability to make direct investments in securities of PRC companies is subject to changes in applicable PRC laws and regulations. The PRC legal system is still developing, and its laws and regulations, including those allowing qualified foreign institutional investors to invest in China A Shares, may change with little or no advance notice. Any such change could adversely affect market conditions and the Fund’s PRC investments. The qualified foreign institutional investor rules provide the China Securities Regulatory Commission and the State Administration of Foreign Exchange of China wide discretion to interpret them, leaving a considerable amount of uncertainty.

An investment in PRC securities is also subject to the following risks:

•	PRC Tax Risk. At present, there are no specific PRC tax regulations addressing the withholding tax treatment on capital gains (currently equal to 10% of any gain) derived from China B Shares. In the absence of such rules, the general tax law provisions apply. There is no assurance that tax incentives currently offered to foreign companies, if any, will not be abolished and the existing PRC tax laws and regulations will not be revised or amended. Any of these changes may reduce the income from, and/or value of, the shares of the Fund. For accounting purposes, the Fund does not currently propose to accrue for the 10% withholding tax referred to above but this position may be subject to change.

•	PRC A Shares Liquidity Risk. China A Shares are available for direct investment by non-PRC investors under only limited circumstances and subject to certain restrictions, and compared with other international stock markets there is a low level of liquidity in the markets for China A Shares in the PRC. These features of the markets for China A Shares could lead to severe price volatility in the Fund’s indirect investments in such securities.

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Preferred Stocks

Preferred stocks are stocks that typically pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets, but are subordinate to the other claims of all creditors.

REITs

REITs are generally publicly traded pooled investment vehicles that invest all or a portion of their assets in real estate or in mortgages and loans collateralized by real estate. Equity REITs invest primarily in office buildings, apartment complexes, industrial facilities, shopping centers and other types of real estate that produce income from rentals. Mortgage REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter.

Securities of REITs may be affected by changes in the values of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Short Sales

When the Fund takes a short position, it sells a security that it does not own at the current market price in anticipation that the market price will go down. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security in the open market at the time of closing out the short sale. The price at such time may be more or less than at the time the security was sold short. Until the borrowed security is returned, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost to the Fund of taking the short position. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the Fund must pay to the lender of the security. Because a loss incurred on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, the Fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the Fund would have to close out its short position at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” may occur. A short squeeze drives up the price of the security sold short and makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss on, the short sale. The Fund’s use of short sales may have a leveraging effect on the Fund’s portfolio.

Small-Cap and Mid-Cap Companies*

Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Unit Trusts

An investment in units of a unit trust is subject to market risk, which is the risk that the market value of the trust’s investments could decline as a result of business, economic, political or other factors, resulting in a decline in the trust’s net asset value. An investment in units of a unit trust is subject to general foreign securities risks, including currency risk, and may be less liquid than an investment in a U.S. mutual fund.

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Additional Principal Risks of Investing in the Fund:

•	Geographic Concentration Risk. Because the Fund may invest a substantial amount of its assets in securities of issuers located in a single country (particularly the PRC) or geographic region, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund, and may result in increased volatility and greater losses.

•	High Cash Balance Risk. When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.

•	Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

•	Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

•	Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

•	New Fund Risk. The Fund is newly formed and does not have an operating history. If the Fund does not grow to a viable size due to market factors, performance or the inability to attract assets, the Fund may be liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders.

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Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”) and on our website at www.astonfunds.com.

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Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

All-Cap Strategy. An all-cap strategy invests in the equity securities of issuers of any market capitalization at the time of acquisition, and generally will hold securities of issuers representing a range of sizes.

American Depositary Receipts (ADRs). ADRs represent ownership of securities in foreign stock and are issued by U.S. banks and trust companies. ADRs are denominated in U.S. dollars and are traded on U.S. exchanges.

Bottom-Up Analysis. Bottom-up analysis is an investment approach in which securities are researched and chosen on their individual characteristics with less consideration given to economic or market cycles.

China A Shares. China A Shares are a class of security listed on Chinese exchanges that are available for direct investment by non-PRC investors under only limited circumstances and subject to certain restrictions.

China B Shares. China B Shares are a class of security listed on Chinese exchanges that are available for direct investment by both international and domestic Chinese investors.

Collective Investment Schemes. Collective investment scheme is a blanket term that refers to pooled investment vehicles and other financial products in which investors participate in the profits or income of underlying investments. Collective investment schemes in which the Fund may invest include unit trusts and other investment companies.

Contingent Convertible Securities (CoCos). CoCos are hybrid bonds typically issued by banks. When the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security.

Derivative. A derivative is a security whose price is dependent upon or derived from one or more underlying assets. The derivative itself is merely a contract between two or more parties.

Diversification. Diversification is the practice of investing in a broad range of securities in an effort to reduce risk.

Emerging Markets. Emerging markets are countries whose economies and securities markets are considered by the World Bank to be emerging or developing. Emerging market countries may be located in such regions as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

Equity Securities. Equity securities are ownership interests in corporations and other entities, such as common stocks, preferred stocks (including convertible preferred stocks), warrants and rights and other securities that represent underlying local shares, such as depositary receipts.

European Depositary Receipts (EDRs). EDRs represent ownership of securities in foreign stock, are issued by a foreign bank and are traded on European exchanges. EDRs are generally denominated in foreign currencies and may not be denominated in the same currency as the securities they represent. Generally, EDRs are designed for use in the foreign securities markets.

Expense Ratio. A fund’s expense ratio is its cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

Forward Contracts. Forward contracts are futures contracts that relate to broad-based stock or other securities indices, debt securities, foreign currencies or commodities. These contracts obligate the seller to deliver (and the purchaser to accept) cash, a specified type of security or basket of securities or a specified amount of physical commodities to settle the forward transaction on a specified delivery date. Either party may also enter into an off-setting contract to close out a forward contract position.

Frontier Markets. Frontier markets are a subset of those countries whose economies and securities markets are considered by the World Bank to be emerging or developing. These countries have the smallest, least mature economies and least developed capital markets of the emerging markets.

Global Depositary Receipts (GDRs). GDRs represent ownership of securities in foreign stock and are issued by a foreign bank. GDRs are generally denominated in foreign currencies and may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

Investment Objective. A fund’s investment objective is the goal that an investor and a mutual fund seek together. Examples include current income, total return, long-term capital growth, etc.

Issuer. An issuer is a company, municipality or government agency that issues a security, such as a stock, bond or money market security.

Large-Cap Stocks. Large-cap stocks are stocks issued by large companies. A large-cap company may be defined as one having a market capitalization, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell 1000 Index. Typically, large-cap companies are established, well-known companies; some may be multinationals.

Management Fee. The management fee is the amount that a mutual fund pays to the investment adviser for its services.

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Market Capitalization. Market capitalization is the value of a corporation or other entity as determined by the market price of its securities.

Mid-Cap Stocks. Mid-cap stocks are stocks issued by mid-sized companies. A mid-cap company may be defined as one having a market capitalization, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell Midcap Index.

Mutual Fund. A mutual fund is an investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

Net Asset Value (NAV). The NAV is the per share value of a mutual fund, found by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

Participatory Notes (P-Notes). A financial instrument issued by brokerage firms to investor who are not authorized to invest directly in particular foreign country, as a means of obtaining exposure to the underlying reference security.

Qualified Foreign Institutional Investor (QFII). A QFII or a Renminbi QFII is a foreign (i.e., non-Chinese) institutional investor that has obtained a special license permitting such entity to invest directly in China A Shares. The Fund is not a QFII or a Renminbi QFII but may invest indirectly in China A Shares through collective investment schemes that have obtained QFII or Renminbi QFII status.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two.

Shanghai-Hong Kong Stock Connect. The Stock Connect is a securities trading and clearing links program with an aim to achieve mutual stock market access between the People’s Republic of China and Hong Kong. In the initial phase, the Shanghai Stock Exchange (“SSE”)-listed China A Shares eligible for trading by Hong Kong and overseas investors under the Stock Connect include all the constituent stocks from time to time of the SSE 180 Index and SSE 380 Index, and all the SSE-listed China A Shares that are not included as constituent stocks of the relevant indices but which have corresponding H-Shares listed on The Stock Exchange of Hong Kong Limited, except SSE-listed shares which are not traded in Renminbi and SSE-listed shares which are included in the “risk alert board.”

Short Sales. The sale of a security, commodity or currency that the fund does not own with the expectation that the asset will fall in value.

Small-Cap Stocks. Small-cap stocks are stocks issued by smaller companies. A small-cap company may be defined as one having a market capitalization, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell 2000 Index.

Swap Contracts. A swap is a derivative instrument in which two counterparties exchange cash flows based on the value of an underlying reference asset such as interest rates, financial indices or individual securities.

Total Return. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gains distributions and changes in the Fund’s net asset value. Total return is the change in value of an investment over a given period, assuming investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

Unit Trusts. Unit trusts are pooled investment vehicles (similar to mutual funds in the United States) in which an asset manager solicits a pool of capital from investors by issuing a specific quantity of shares and using the capital for professional investments.

12b-1 Fee. A 12b-1 fee is a mutual fund fee, named for the SEC rule that permits it, used to pay for distribution costs (such as advertising and commissions paid to dealers) and shareholder services. If a fund has a 12b-1 fee, it is found in the fee table of its prospectus. (See “Distribution and Services Plan 12b-1 Fees” in the “Shareholder Information” Section.)

Value Style Investing. Value style investing involves buying stocks that are out of favor and/or believed to be trading for less than their intrinsic value. Valuations of value stocks, as measured by traditional valuation metrics, may be lower than those of growth stocks.

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Management of the Fund

The Fund is a series of Aston Funds, a Delaware statutory trust (the “Trust”). Aston Funds is a mutual fund family comprised of different funds, each having distinct investment objectives, strategies, risks and policies, and together with the AMG Funds Family of Funds, comprises a mutual fund complex of seventy-four funds, each having distinct investment management objectives, strategies, risks and policies (the “AMG Fund Complex”). The Fund has two classes of shares: Class N and Class I.

INVESTMENT ADVISER

Aston Asset Management, LLC

Aston Asset Management, LLC (“Aston” or the “Adviser”), located at 120 North LaSalle Street, 25th Floor, Chicago, Illinois 60602, is the investment adviser to the Fund. Aston is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. Aston serves as investment adviser to the Trust and provides investment advisory, mutual fund administration and distribution-related services to Aston Funds. Aston manages the Fund by selecting one or more investment managers to manage the Fund’s portfolio on a subadvisory basis. Aston is responsible for identifying and selecting the Fund’s investment managers, monitoring the performance of such managers, and terminating managers.

AMG is also the parent of AMG Funds LLC (“AMG Funds”), an investment adviser registered with the SEC that is a wholly owned subsidiary of AMG through which AMG holds its interest in Aston. AMG Funds is the investment adviser to the AMG Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies, which is part of the AMG Fund Complex. More information on AMG is available in the SAI. Aston was formed in April 2006 and as of December 31, 2015, Aston had approximately $9.3 billion in assets under management.

The Fund operates under a “manager-of-managers” structure pursuant to which the investment adviser to the Fund may allocate and reallocate the assets of the Fund between and among subadvisers in reliance upon any applicable manager-of-managers exemptive order (and any amendments thereto) granted by the SEC and deemed to be in the best interests of the Fund and its shareholders or any future rule that may be adopted by the SEC. At present, two such exemptive orders are available to the Fund: an exemptive order issued by the SEC to Aston and the Trust that enables Aston, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to retain and terminate subadvisers, engage new subadvisers (including entering into new subadvisory agreements) and make material revisions to the terms of subadvisory agreements; and an exemptive order issued by the SEC to AMG Funds, which allows AMG Funds and any entity that controls AMG Funds, that AMG Funds controls or that is under common control with AMG Funds to enter into and materially amend contracts with subadvisers for the funds managed by such entity without shareholder approval.

Additional Information

The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator, custodian, transfer agent, accountants and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

General

As the investment adviser to the Fund, Aston is paid an annual management fee based on the average daily net assets of the Fund. Out of its fee, Aston pays the subadviser of the Fund. The investment advisory agreement with Aston may be terminated at any time by the Fund or by Aston upon 60 days’ written notice to the other party. The Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement and subadvisory agreement will be available in the Fund’s first shareholder report.

SUBADVISER

Value Partners Hong Kong Limited, 9th Floor, Nexxus Building, 41 Connaught Road Central, Hong Kong SAR, was incorporated in Hong Kong on May 10, 1999 and commenced its current operations in January 2008. VPHK is a subsidiary of Value Partners

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Group Limited (the “Group”), a public company listed on the Hong Kong Stock Exchange. As of October 31, 2015, the Group managed approximately $15.7 billion in assets. AMG owns a minority interest in the public stock of the Group.

PORTFOLIO MANAGERS

Mr. Norman Ho, a Senior Investment Director of VPHK, serves as Portfolio Manager of the Fund. At VPHK, he is a key leader in the firm’s investment process with a high degree of responsibility for portfolio management.

Mr. Ho joined VPHK in November 1995. He was promoted to the roles of Investment Director and Senior Investment Director in 2010 and January 2014, respectively. Prior to joining VPHK, he was an executive at Dao Heng Securities Limited. Mr. Ho started his career at Ernst & Young. Mr. Ho graduated with a Bachelor’s degree in Social Sciences (majoring in Management Studies) from the University of Hong Kong. He is a CFA charter holder.

Mr. Philip Li, a Senior Fund Manager of VPHK, serves as Portfolio Manager of the Fund. At VPHK, he is responsible for the firm’s investment process and portfolio management, as well as the investment team’s operations and communications. He joined VPHK in May 2010 as a Fund Manager and was promoted to the role of Senior Fund Manager in January 2015.

Prior to joining VPHK, Mr. Li was a Portfolio Manager at GAM, overseeing managed portfolios and marketing to Asian clients. He had also assumed various portfolio management and marketing roles at Alliance Bernstein and INVESCO. Mr. Li graduated with a Bachelor’s degree in Business from the University of Michigan’s Stephen M. Ross School of Business in 2003. He is a CFA charter holder.

Additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities of the Fund is available in the SAI.

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Shareholder Information

OPENING AN ACCOUNT

■	Read this prospectus carefully.
■	Determine how much you want to invest. The minimum initial and subsequent investment requirements for the applicable class of the Fund are as follows:

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$50
Individual Retirement Accounts (IRAs)	$1,000	$50
Education Savings Accounts (ESAs)	$1,000	$50
Uniform Gift to Minor Accounts/Uniform Transfer to Minor Accounts (UGMA/UTMA)	$1,000	$50
Class I—Institutional Accounts	$100,000	$50

■	Minimum investment requirements may be waived:
■	For investments by current or retired officers and Trustees of the Trust and other funds of the AMG Fund Complex, employees of the subadviser, as well as their respective family members; current or retired officers, directors, and employees of AMG and affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons.
■	By means of a “letter of intent” from an investor or financial adviser/consultant expressing intent to purchase shares over a specified period of time to meet the minimum investment requirement (Class I only).
■	For certain omnibus accounts, mutual fund advisory platforms and registered investment advisors, banks, trust companies or similar financial institutions investing for their own accounts or for the accounts of their clients or customers for whom such institution is exercising investment discretion, or otherwise acting on behalf of clients or customers.
■	For individual accounts of a financial intermediary that charges an ongoing fee to its customers for its services or offers Fund shares through a no-load network or platform, and for accounts invested through fee-based advisory accounts, certain “wrap” programs and similar programs with approved financial intermediaries.
■	By the Trust at its discretion.

■	Balances within the Fund may be aggregated to meet the Class I minimum initial investment requirements for the accounts of:
■	Clients of a financial adviser/consultant or clients of a financial intermediary that acts in an advisory capacity.
■	Immediate family members (i.e., an individual’s spouse, parents, children, siblings and in-laws).
■	A corporation or other legal entity.

■	Complete the account application and carefully follow the instructions. If you have any questions, please call 800-992-8151. Remember to complete the “Purchase, Exchange and Redemption Authorization” section of the account application to establish your account privileges, and to avoid any delay and inconvenience of needing to request these in writing at a later date.
■	Purchase, exchange and redemption requests (each, an “Investment Request”) must be in “good order.” Investment Requests received in “good order” and processed before the New York Stock Exchange (the “NYSE”) market close, typically 4:00 p.m. Eastern Time (“ET”), receive that business day’s closing NAV. Investment Requests received after that time receive the following business day’s NAV.
■	An Investment Request received that is not in “good order” will receive the NAV on the date the Investment Request is received in “good order.”

An Investment Request is in “good order” when:

■	The account number and Fund name are included;
■	The amount of the transaction is specified in dollars or shares;
■	Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable;
■	Any required Medallion Signature Guarantees are included; and
■	Other supporting legal documents (as necessary) are present, including such “Requirements for Written Requests” as described later in this “Shareholder Information” Section.

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Make your initial investment using the following table as a guideline. If your Investment Request is your initial purchase into the Fund, your account number will be assigned to you upon the Fund’s receipt of the Investment Request in “good order.”

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT ($50 MINIMUM)
Buying Shares Through Your Financial Representative

■ Your financial representative is responsible for transmitting the order promptly.	■ Your financial representative is responsible for transmitting the order promptly.
Buying Shares By Mail: Aston Funds ■ P.O. Box 9765 ■ Providence, Rhode Island 02940
Buying Shares Via Overnight Delivery: Aston Funds ■ 4400 Computer Drive ■ Westborough, Massachusetts 01581

■ Complete and sign your application.

■ We accept checks, bank drafts and money orders for purchases. Checks must be drawn on U.S. banks. There is a charge of a minimum of $20 for returned checks. Please see “Other Features” later in this “Shareholder Information” Section.

■ Make checks payable to Aston Funds and mail them to the address listed above.

■ We do not accept cash, traveler’s checks, temporary checks, post-dated checks, credit card courtesy checks or second/third party checks (which are checks made payable to someone other than Aston Funds, including you).

■ If you anticipate the need to make subsequent trades via telephone or via bank transfer (wire transfer or ACH transfer), please indicate that in the “Purchase, Exchange and Redemption Authorizations” section of your account application.

■ If you have indicated on your account application that you intend to make trades in your account via ACH bank transfer, please verify that your bank or credit union is a member of the ACH (Automated Clearing House).

■ Return the investment slip from a statement with your check in the envelope provided and mail to us at the above address.

■ We accept checks, bank drafts, money orders, wires and ACH for purchases. ACH transactions are also subject to a 15 calendar day holding period. Checks must be drawn on U.S. banks. There is a charge of a minimum of $20 for returned checks. Please see “Other Features” later in this “Shareholder Information” Section.

■ Make checks payable to Aston Funds and mail them to the address listed above.

■ We do not accept cash, traveler’s checks, temporary checks, post-dated checks, credit card courtesy checks or second/ third party checks (which are checks made payable to someone other than the Fund, including you).

■ For purchases via bank wire transfer or ACH transfer, give the following wire/ACH information to your bank:

    The Bank of New York Mellon

    ABA #011001234

    For: Aston Funds

    A/C 0000733296

    FBO “Aston Fund Number”

    “Your Account Number”

    “Your Name”

■ For your protection, our current Internet capabilities allow Class N and Class I shareholders to check balances and transfer monies only between Aston Funds in the same class. Please contact us via mail with a signed letter of instruction for all other changes to your account.

Buying Shares By Phone: 800-992-8151

■ You cannot open an account over the phone.

■ When you are ready to add to your account, call Aston Funds and tell the representative the Fund name, account number, the name(s) in which the account is registered and the amount of your investment.

■ To place your request with an Investor Services Associate, call between 9:00 a.m. and 7:00 p.m. ET, Monday - Friday.
■ Trade authorizations via telephone or via bank must be valid and on file, as indicated on the “Purchase, Exchange and Redemption Authorizations” section of your account application.

■ For purchases via bank wire or ACH transfer, instruct your bank to wire or ACH transfer the amount of your investment and provide your bank with the below information. Your bank may charge a fee for wire or ACH transfers:

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The Bank of New York Mellon ABA #011001234 For: Aston Funds A/C 0000733296 FBO “Aston Fund Number” “Your Account Number” “Your Name”

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT ($50 MINIMUM)
Buying Shares By Internet: www.astonfunds.com

(Class N shares only*)

■ To open a new account you’ll need to provide bank account information plus the social security number and date of birth for each account owner and beneficiary.

■ Open an account online by completing the Aston Funds online account application.

or

(Class N and Class I shares)

■ Download the appropriate account application(s) from the website. Complete and sign the application(s). Make your check payable to Aston Funds and mail it to the address under “By Mail” above.

■ Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

■ Self-register for online account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

■ When you are ready to add to your account, access your account through Aston Funds’ website and enter your purchase instructions in the secure area for shareholders only called “Shareholder Account Access.” ACH purchases on the Internet may take 3 or 4 business days.

■ For your protection, our current Internet capabilities allow Class N and Class I shareholders to check balances and transfer monies only between Aston Funds in the same class. Please contact us via mail with a signed letter of instruction for all other changes to your account.

*Class I shares are not eligible for the establishment of new accounts through the Trust’s website.

The Fund and its agents will not be responsible for any unauthorized telephone or online order when reasonable procedures designed to verify the identity of the investor are followed.

Other Aston Funds and share classes are available through separate prospectuses. Please call 800-992-8151 for more information.

EXCHANGING SHARES

When you exchange your shares, you authorize the sale of your shares in one fund to purchase shares of another fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for federal income tax purposes if the shares are not held in a tax-advantaged account and may subject you to a redemption fee. After you have opened an account with us, you can exchange your shares within Aston Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading (which may subject you to a redemption fee) and may be difficult to implement in times of drastic market changes.

You can exchange shares from one Aston Fund to another within the same class of shares. All exchanges to open new accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800-992-8151 if you chose this option when you opened your account.

In addition to exchanging into shares of other Aston Funds, you may also exchange Fund shares for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”). The JPMorgan Fund is not offered by this prospectus. The JPMorgan Fund prospectus, including applicable investment minimums, is available by contacting the Trust by mail, through the Internet or by phone at 800-992-8151. Please read the JPMorgan Fund prospectus carefully before investing.

For federal income tax purposes, each exchange into a different fund is treated as a sale and a new purchase. As a result, an investor holding shares in a non-tax-advantaged account is generally subject to federal income tax on any appreciation on the shares exchanged.

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The Trust reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege, subject to applicable law. All exchange requests must be in “good order.”

The Trust may allow eligible shareholders to convert their shares between classes within the Fund, for example from Class I to Class N or vice versa, if offered in the shareholder’s state of residence. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the recognition by the investor of a capital gain or loss.

SELLING/REDEEMING SHARES

You can sell your shares to meet your changing investment goals or other needs. All redemption requests must be in “good order.” The following table shows guidelines for selling shares.

APPLIES TO	TO SELL SOME OR ALL OF YOUR SHARES
Selling Through Your Financial Representative

■ All share classes and accounts of any type.	■ Your financial representative is responsible for transmitting the order promptly.
Selling Shares By Mail: Aston Funds ■ P.O. Box 9765 ■ Providence, Rhode Island 02940 Selling Shares Via Overnight Delivery: Aston Funds ■ 4400 Computer Drive ■ Westborough, Massachusetts 01581

■ All share classes and accounts of any type.

■ Sales or redemptions of any size please see the “Medallion Signature Guarantees” section, later in this “Shareholder Information” section, to determine if a Medallion Signature Guarantee is required for your transaction.

■ Write and sign a letter of instruction indicating the Fund name, Fund number, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

■ Include all signatures and any additional documents that may be required. Signatures must be in original form, as photocopies are not accepted. Please see “Selling Shares in Writing” later in this “Shareholder Information” Section.

■ Mail to us at the address above.

■ A check will be mailed to the name(s) and address to which the account is registered. If you would like the check mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

■ Proceeds may also be sent by wire or ACH. Please see “Other Features” later in this “Shareholder Information” section.

Selling Shares By Phone: 800-992-8151

■ Class N and Class I non-retirement accounts. ■ Sales of up to $250,000 (for accounts with telephone account privileges).

■ For automated service 24 hours a day using your touch-tone phone, call 800-992-8151.

■ To place your request with an Investor Services Associate, call between 9:00 a.m. and 7:00 p.m. ET, Monday - Friday.

■ A check will be mailed to the name(s) and address to which the account is registered. If you would like the check to be mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

■ Proceeds may also be sent by wire or ACH. Please see “Other Features” later in this “Shareholder Information” Section.

■ The Fund reserves the right to refuse any telephone sales request and may modify the procedures at any time. The Fund makes reasonable attempts to verify that telephone instructions are genuine, but you are responsible for any loss that you may incur from telephone requests.

Selling Shares By Internet: www.astonfunds.com

■ Class N and Class I non-retirement accounts	■ Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

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■ Self-register online for account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

■ When you are ready to redeem a portion of your account, access your account through the Aston Funds’ website and enter your redemption instructions in the secure area for shareholders only called “Shareholder Account Access.” A check for the proceeds will be mailed to you at your address of record.

■ Proceeds may also be sent by wire or ACH. Please see “Other Features” later in this “Shareholder Information” section.

The Fund and its agents will not be responsible for any unauthorized telephone or online order when reasonable procedures designed to verify the identity of the investor are followed.

Selling Shares in Writing

In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below.

Medallion Signature Guarantees

■	We require Medallion Signature Guarantees if:
■	Your address of record has changed within the past 30 days;
■	You are selling more than $250,000 worth of shares; or
■	You are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than by wire or ACH sent to the bank account of the registered owner(s).

■	What is a Medallion Signature Guarantee?

A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $250,000. The three recognized Medallion Programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

SELLER	REQUIREMENTS FOR WRITTEN REQUESTS

Owners of individual, joint, sole proprietorship, UGMA/UTMA, or general partner accounts

■ Letter of instruction

■ On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted

■ Medallion Signature Guarantee, if applicable (see above)

Owners of corporate or association accounts

■ Letter of instruction

■ On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted

■ Medallion Signature Guarantee, if applicable (see above)

Owners or trustees of trust accounts	■ Letter of instruction ■ On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted

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■ If the names of all trustees are not registered on the account, a copy of the trust document certified within the past 12 months ■ Medallion Signature Guarantee, if applicable (see above)

Joint tenancy shareholders whose co-tenants are deceased

■ Letter of instruction signed by the surviving tenant must be in original form, as photocopies are not accepted

■ Certified copy of death certificate

■ Medallion Signature Guarantee, if applicable (see above)

Executors of shareholder estates

■ Letter of instruction signed by executor must be in original form, as photocopies are not accepted

■ Certified copy of order appointing executor

■ Medallion Signature Guarantee, if applicable (see above)

Administrators, conservators, guardians and other sellers or account types not listed above	■ Call 800-992-8151 for instructions ■ Medallion Signature Guarantee, if applicable (see above)

IRA accounts	■ IRA distribution request form completed and signed. Call 800-992-8151 for a form, or download a form from our website, www.astonfunds.com.

In addition to the situations described above, the Trust may require Medallion Signature Guarantees in other circumstances based on the amount of the redemption request or other factors.

Other Features

The following other features are also available to buy and sell shares of the Fund.

Wire. To purchase and sell shares via the Federal Reserve Wire System:

■	You must authorize the Trust to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800-992-8151 to add the feature after your account is opened. Call 800-992-8151 before your first use to verify that this feature is set up on your account.
■	To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

For accounts with existing wire instructions, wire redemptions may be placed over the phone. Consult your banking institution for any fees it may charge associated with wire transfers. Any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

Automated Clearing House (ACH). To transfer money between your bank account and your Aston Funds account(s):

■	You must authorize the Trust to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800-992-8151 to add the feature after your account is opened. Call 800-992-8151 before your first use to verify that this feature is set up on your account.
■	Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
■	There is no fee to your mutual fund account for this transaction.

Redemptions in Kind

The Fund has elected, under Rule 18f-1 under the 1940 Act, to pay sales proceeds in cash up to $250,000 or 1% of the Fund’s total value, whichever is less, during any 90-day period to any one shareholder.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of the Fund. This is called a “redemption in kind.” You may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. For shares that are not held in a tax-advantaged account, redemptions in kind are taxable events for federal income tax purposes in the same manner as when the sales proceeds are paid in cash. In addition, you will bear market risk with respect to any securities received pursuant to a redemption in kind until such securities are sold.

Prospectus | 25

Involuntary Redemptions

To reduce expenses, we may convert your Fund position(s), redeem your Fund position(s) and/or close your Fund position(s) if the balance in your Fund position(s) falls below the required investment minimum due to transaction activity or for any other reason. We may convert your position(s) in Class I shares of the Fund to the Class N shares of the Fund, if applicable. Unless you did not meet the minimum initial investment, we will give you 30 days’ notice before we convert, redeem, or close your Fund position(s). This gives you an opportunity to purchase enough shares to raise the value of your Fund position(s) above the applicable minimum initial investment. We will not redeem or close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans because they do not meet the applicable minimum investment requirement. We may close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans due to insufficient information as it relates to customer identification procedures. If these account types are invested in Class I shares below the required minimum investment, we may convert the Fund position(s) to Class N. Additionally, we will not convert Class I Fund position(s) where there is an effective “letter of intent.” Redemption fees will not be assessed on involuntary redemptions or involuntary conversions.

TRANSACTION POLICIES

Calculating Share Price

When you buy, exchange, or sell shares, the NAV next determined is used to price your purchase or sale. The NAV for each share class of the Fund is determined each business day at the close of regular trading on the NYSE (typically, 4:00 p.m. ET) by dividing the net assets of the class by the number of shares outstanding for the share class. Currently, the Fund observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. EST. Generally, securities are priced using market quotes or, for debt securities, evaluated prices obtained from independent pricing services. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted and periodically reviewed by the Trust’s Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, the Fund’s value for a security may be different from the last quoted market price. Fair value pricing for certain types of securities in which the Fund may invest, including prices received from pricing services, is inherently a process of estimates and judgments. Changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the market place, resulting in potentially greater net asset value volatility. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time when their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Trust’s Board of Trustees.

In addition, changes in values in the U.S. markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

The Fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

Execution of Requests

The Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Investment requests are executed at the NAV next calculated after the Trust or an authorized broker or designee receives your mail, telephone or Internet request in “good order.” Purchase orders and redemption requests for the Fund must be received by the close of regular trading on the NYSE (typically, 4:00 p.m. ET) for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds may be delayed up to seven days and this usually applies to very large trades without notice, excessive trading or unusual market conditions. Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Fund.

Shares of the Fund can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Aston Funds.

Prospectus | 26

The Fund may be required to “freeze” or redeem your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

The Trust reserves the right to:

■	Refuse any purchase or exchange of shares if it could adversely affect the Fund or its operations;
■	Suspend the offering of Fund shares;
■	Change the initial and additional investment minimums or waive these minimums for any investor;
■	Delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum charge of $20 will be assessed if any check used to purchase shares is returned; and
■	Change, withdraw or waive various services, fees and account policies.

Customer Identification Program

Federal law requires the Trust to obtain, verify and record identifying information for each investor who opens or reopens an account with the Trust. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law and its customer identification program, the Trust reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Trust or to involuntarily redeem an investor’s shares at the current share price and close an account in the event that an investor’s identity is not verified within 90 days regardless of the type of account. This may cause shares in the investor’s account to be redeemed at a loss. If the Trust liquidates your account due to insufficient information as it relates to customer identification procedures, the liquidation may be taxable to you for federal income tax purposes. The Trust and its agents will not be responsible for any loss or adverse tax effect in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Short-Term and Excessive Trading

The Fund is designed for long-term investors. The Fund discourages and does not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders and may disrupt portfolio management. For example, the Fund may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for the Fund if it invests in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small cap securities). Thus, such trading may negatively impact the Fund’s NAV and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Trust’s Board of Trustees has adopted policies and procedures that seek to deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to the Fund. These policies and procedures include the following:

■    The Fund has adopted a redemption fee of 2.00% for shares that are held less than 90 calendar days;

■    The Fund has adopted certain fair valuation practices intended to protect the Fund from time zone arbitrage with respect to foreign securities and other trading practices that seek to exploit stale prices; and

■    The Fund reserves the right to:

■    Reject any purchase, including exchange purchases that could adversely affect the Fund or its operations.

■    Limit, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Fund.

■    Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term or excessive trading.

■    Permanently prevent future purchases and exchanges from occurring in accounts where short-term or excessive trading is apparent.

■    Delay sending redemption proceeds for up to seven days (generally applies in cases of very large redemptions, excessive trading, or during unusual market conditions).

■    Suspend redemptions as permitted by law (e.g., in emergency situations).

In making the determination to exercise these rights, the Fund may consider an investor’s trading history in the Aston Funds and accounts under common ownership or control.

The Fund seeks to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Fund. Accordingly, the Fund uses certain materiality and volume thresholds in applying the policies and procedures, but otherwise seeks to apply the policies and procedures uniformly to all shareholders. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Fund with certain shareholder trading information. However, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund’s policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may

Prospectus | 27

not be able to implement policies and procedures in the same manner as the Fund due to system or other constraints. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders. The Fund reserves the right to limit an intermediary’s future access to the Fund, up to and including terminating the selling agreement with the intermediary. There is no assurance that the Fund’s policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

Redemption Fees

The Fund assesses a 2.00% fee on redemptions (including exchanges) of Fund shares sold or exchanged within 90 calendar days of purchase. Redemption fees are paid to the Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. The Fund will use the “first-in, first-out” (FIFO) method to determine the holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than the required holding period, the fee will be charged.

The Fund will notify intermediaries, such as broker-dealers or plan administrators, of the Fund’s policies and procedures and request the intermediaries to track and remit redemption fees to the Fund. However, due to limitations with system capabilities or for other reasons, certain broker-dealers, banks, plan administrators and other intermediaries may not track and collect redemption fees at this time, or their methods for tracking and calculating redemption fees may differ from those of the Fund. There is no assurance that the Fund’s redemption fee policies and procedures will be effective in limiting or deterring short-term and excessive trading in all circumstances. Redemption fees may not be assessed in certain circumstances, including the following: shares purchased through reinvested distributions; certain distributions required by law or due to shareholder hardship; redemptions through a Systematic Withdrawal Plan; redemption of shares through an Automatic Investment Plan; accounts held through intermediaries that are unable to assess redemption fees or do not report sufficient information to the Fund to impose a redemption fee (as discussed above); and circumstances where the Fund’s administrator believes it to be in the best interest of the Fund and in accordance with the Fund’s policies and procedures to waive the redemption fee on behalf of the Fund.

ACCOUNT POLICIES AND DIVIDENDS

Account Statements

In general, you will receive quarterly account statements. In addition, you will also receive account statements:

■	After every transaction that affects your account balance (except for dividend reinvestments, Automatic Investment Plans or Systematic Withdrawal Plans); and
■	After any change of name or address of the registered owner(s).

You will also receive an annual statement that describes the federal income tax characteristics of any dividends and distributions the Fund has paid to you during the year.

The Trust may charge a fee for certain services, such as providing historical account documents.

Mailings to Shareholders

To help reduce Fund expenses and environmental waste, the Trust combines mailings for multiple accounts going to a single household by delivering Fund reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800-992-8151.

Distributions

The Fund distributes income dividends and net capital gains. Income dividends represent the earnings from the Fund’s investments less its expenses; capital gains generally occur when the Fund sells a portfolio security for more than the original purchase price.

Dividends

The Fund will declare and pay dividends, if any, quarterly. Net capital gains, if any, will be distributed at least once a year, generally in December.

Dividend Reinvestments

Investors may have their dividends and distributions reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate a choice, your dividends and distributions will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends and distributions mailed to you by choosing this option on your account application.

Uncashed Checks

Checks should be cashed upon receipt, as interest will not be paid on uncashed checks. State escheat laws generally require the Trust to remit uncashed checks to the appropriate state after a specific period of time, which varies by state.

Prospectus | 28

ADDITIONAL INVESTOR SERVICES

Automatic Investment Plan (Class N Shares only)

The Automatic Investment Plan (“AIP”) allows you to set up a scheduled transfer of funds from your bank account to the Aston Fund(s) of your choice. You determine the AIP investment amount (the minimum AIP investment amount is $50), and you can terminate the program at any time. The minimum initial investment for accounts containing an AIP instruction is the same as all other accounts. To take advantage of this feature, complete the appropriate sections of the account application.

Aston Funds Website

The Trust maintains a website located at www.astonfunds.com. You can purchase, exchange and redeem shares and access information such as your account balance and the Fund’s NAVs through our website. Self-register for online account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validity information will be required for registration. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

The Trust has procedures in place to try to prevent unauthorized access to your account information. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions on our website.

Systematic Withdrawal Plan (Class N Shares only)

This plan may be used for periodic withdrawals (at least $50 by check or ACH) from your account. To take advantage of this feature you must:

■	Have at least $50,000 in your account;
■	Determine the schedule: monthly, quarterly, semi-annually or annually; and
■	Call 800-992-8151 to add a Systematic Withdrawal Plan to your account.

Retirement Plans and Education Savings Accounts (Class N Shares)

The Trust offers a range of retirement plans, including Traditional, Roth, SIMPLE IRAs and SEP IRAs for Class N shareholders. The Trust also offers Education Savings Accounts for Class N shareholders, which allow you to save for qualified elementary, secondary and higher education costs. Using these plans, you can invest in any Aston Fund with a low minimum investment of $500. The annual maintenance fee for IRAs and Education Savings Accounts is $15 per account (not to exceed $30 per shareholder), but it is waived if you have $35,000 or more in assets. The fee is assessed every December for the current calendar year. To find out more, call Aston Funds at 800-992-8151.

DISTRIBUTION AND SERVICES PLAN 12b-1 FEES

In order to pay for the cost of promoting the Fund and servicing your shareholder account, the Fund has adopted a Rule 12b-1 plan for Class N shares. Under this plan, the Fund pays a fee at an annual rate of not more than 0.25% of the Fund’s Class N shares’ average daily net assets to the distributor for certain expenses associated with the distribution of Fund shares and administrative services provided to Fund shareholders. The fee is accrued daily and payable monthly. Over time, these fees may increase the cost of your investment and may cost more than paying other types of sales charges.

PAYMENTS TO INTERMEDIARIES

In addition to payments under a Rule 12b-1 plan, the Fund may bear costs associated with compensating intermediaries that perform sub-transfer agency, sub-accounting and/or shareholder services for Fund shareholder accounts. Aston may also compensate intermediaries that distribute and/or service investors in the Fund out of its own assets and not as an additional charge to the Fund. Additional payments to intermediaries may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Fund over other funds offered by competing fund families. The additional payments may differ for each fund within the Aston Funds family of funds, including within the same intermediary, and across intermediaries, or within the same fund at the same intermediary.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The subadviser attempts to obtain the best possible price and most favorable execution of transactions in portfolio securities. There may be times when the subadviser may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The subadviser generally determines in good faith if the commission paid was reasonable in relation to the brokerage or research services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the subadviser considers, among other factors, a broker-dealer’s reliability, availability of research, the quality of its execution services and its financial condition.

Prospectus | 29

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund pays dividends and distributes capital gains at different intervals. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

Taxes

Certain tax considerations may apply to your investment in the Fund. The following is a general description of certain federal income tax considerations. Further information regarding the federal income tax consequences of investing in the Fund is included in the SAI. If you have any tax-related questions relating to your own investment in the Fund, please consult your tax adviser.

For federal income tax purposes:

■	The tax treatment of dividends and distributions is the same whether you reinvest the dividends and distributions or elect to receive them in cash. We will send you a statement with the federal income tax status of your dividends and distributions for the prior calendar year generally by February 15.
■	Distributions of any net investment income, other than “qualified dividend income,” are taxable to you as ordinary income.
■	Distributions of qualified dividend income (i.e., generally dividends received by the Fund from domestic corporations and certain foreign corporations) generally will be taxed to individuals and other non-corporate investors in the Fund at federal income tax rates applicable to long-term capital gains, provided you meet certain holding period and other requirements contained in the Code with respect to your Fund shares and the Fund meets similar holding period and other requirements with respect to the dividend paying stock. Dividends received by the Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by the Fund.
■	If the Fund receives dividends from another investment company that qualifies as a regulated investment company under the Code, including an ETF, and the investment company designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income, provided the Fund meets certain holding period and other requirements with respect to the shares of the investment company.
■	Distributions of net capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held shares of the Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you may have held shares of the Fund. Because distributions of net short-term capital gain are taxable as ordinary income, you generally cannot offset net short-term capital gain distributions you receive from the Fund with capital losses.
■	Some of the Fund’s investments may be subject to special provisions of the Code that may increase the amount of gain recognized by the Fund, defer the Fund’s losses, accelerate the Fund’s recognition of gain, affect the character of such income and affect the amount, timing and type of distributions from the Fund, which may increase the amount of taxes payable by you.
■	Distributions declared in October, November or December to shareholders of record during one of those months and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
■	When you sell shares or exchange shares for shares of another fund (other than shares held in a tax-advantaged account) it generally is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.
■	An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
■	If you do not provide the Trust with your complete and correct taxpayer identification number and required certification, or if the Internal Revenue Service so notifies us, you may be subject to backup withholding tax on dividends, distributions and redemption proceeds.
■	If you purchase shares of the Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”
■

If the Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified fund of funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting

Prospectus | 30

tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Fund shares, such as qualified tax-advantaged retirement plans, will not benefit from such a deduction or credit.
■	The Fund’s ability to invest in some investments may be significantly limited by the federal income tax rules applicable to regulated investment companies.
■	The Trust is required to report cost basis and holding period information to both the Internal Revenue Service and shareholders for gross proceeds from the sales of shares of the Fund purchased on or after January 1, 2012. This information will be reported on Form 1099-B. The deadline for mailing Form 1099-B to shareholders is February 15. Absent shareholder instructions, Aston Funds will calculate and report cost basis information using its default method of average cost. If you hold shares of the Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply. Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

Prospectus | 31

Financial Highlights

The Fund is new and does not have an operating history. Information, when available, will be included in the Fund’s next annual or semi-annual shareholder report.

Prospectus | 32

General Information

If you wish to know more about Aston Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31, which is audited by an independent registered public accounting firm. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated into this prospectus by reference and dated December 15, 2015, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Fund.

HOW TO OBTAIN REPORTS

Contacting Aston Funds

You can get free copies of the reports and SAI, request other information and obtain answers to your questions about the Fund by contacting:

Address:	Aston Funds
P.O. Box 9765
Providence, Rhode Island 02940

Phone:	Shareholder Services & Fund Literature
800-992-8151

Investment Advisor Services
800-597-9704

Website:	www.astonfunds.com

Obtaining Information from the SEC

You can visit the EDGAR Database on the SEC’s website at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202-551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-1520.

Investment Company Act File Number: 811-8004

Prospectus | 33

Aston Funds

P.O. Box 9765

Providence, Rhode Island 02940

SUP VPAD 16

Aston Funds

ASTON/Value Partners Asia Dividend Fund

Supplement dated March 2, 2016 to the Statement of Additional Information

Dated December 15, 2015

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be retained and read in conjunction with the SAI. Keep it for future reference.

The following information replaces the first paragraph on the cover page of the SAI in its entirety:

This Statement of Additional Information dated December 15, 2015 (“SAI”), as amended or supplemented from time to time, provides supplementary information pertaining to shares representing interests in Class N shares and Class I shares of the ASTON/Value Partners Asia Dividend Fund (the “Fund”), one of twenty-seven available investment portfolios of Aston Funds (the “Trust”), and together with the AMG Funds Family of Funds, comprises a mutual fund complex of seventy-four funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Fund Complex”).

Effective immediately, the following information replaces the information under “Description of Shares - Minimum Initial Investments” section on page 48 of the SAI in its entirety:

Minimum Initial Investments

Class N shares have a minimum initial investment of $2,000 and a $50 minimum subsequent investment. The minimum initial investment for the Class N shares of the Fund by Individual Retirement Accounts, Education Savings Accounts and Uniform Gift to Minor Accounts/Uniform Transfer to Minor Accounts is $1,000. The subsequent minimum investment for each account type is $50.

Class I shares have a minimum initial investment of $100,000 and a $50 minimum subsequent investment.

For purposes of the investment minimum, the balances of Fund accounts of clients of a financial consultant may be aggregated in determining whether the minimum investment has been met. This aggregation may also be applied to the accounts of immediate family members (i.e., a person’s spouse, parents, children, siblings and in-laws). In addition, the aggregation may be applied to the related accounts of a corporation or other legal entity. The Fund may waive the minimum initial investment by obtaining a letter of intent, evidencing an investor’s intention of meeting the minimum initial investment in a specified period of time as continually reviewed and approved by the Board. The minimum investment requirement may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the AMG Fund Complex, employees of the Fund’s Subadviser, as well as their respective family members; current or retired officers, directors, and employees of AMG and affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. The minimum investment requirement may be waived for certain omnibus accounts, mutual fund advisory platforms and registered investment advisors, banks, trust companies or similar financial institutions investing for their own account or for the account of their clients or customers for whom such institution is exercising investment discretion, or otherwise acting on behalf of clients or customers. The minimum investment requirement may be waived for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers shares through a no-load network or platform, and for accounts invested through fee-based advisory accounts, certain “wrap”

programs and similar programs with approved intermediaries. The Trust reserves the right to waive the Fund’s minimum investment requirement for any reason.

There is no sales load or charge in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund also reserves the right to change the initial and subsequent investment minimums.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

SUP SAI VPAD16

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